Exhibit 10.1

SECOND AMENDMENT

TO

SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

Dated as of March 4, 2008

AMONG

BILL BARRETT CORPORATION,

AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT

AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of March 4, 2008 is among BILL BARRETT CORPORATION, a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the Agents and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of March 17, 2006 (as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated November 6, 2007, and as further amended, restated, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to make certain other changes to the Credit Agreement.

C. NOW, THEREFORE, to induce the Agents and the Lenders to enter into this Second Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The following definition is hereby added where alphabetically appropriate to read as follows:

“Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of March 4, 2008 among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

(b) The definition of “Equity Interest” is hereby amended to insert the phrase “other than any debt securities convertible into any such Equity Interests” after the phrase “any such Equity Interests” at the end of such definition.

(c) The definition of “Restricted Payments” is hereby amended to insert the phrase “other than any debt securities convertible into any such Equity Interests” after the phrase “any such Equity Interests in the Borrower” at the end of such definition.

2.2 Amendment to Section 9.02(h)(v) and (vi). Section 9.02(h)(v) and (vi) are hereby amended and restated in their entirety to read as follows:

“(v) such Permitted Debt does not have a scheduled maturity sooner than the date which is one year after the Maturity Date, (vi) if such Permitted Debt is subordinated, then (A) any guarantees thereof will be subordinated and (B) all terms of subordination are satisfactory to the Administrative Agent and the Super-Majority Lenders”

2.3 Amendment to Section 9.04(b)(i). Section 9.04(b)(i) is hereby amended and restated in its entirety to read as follows:

“(i) call, make or offer to make any voluntary or optional Redemption of or otherwise voluntarily or optionally Redeem (whether in whole or in part) any Permitted Debt, except (A) to the extent constituting a Redemption, the conversion of Permitted Debt into common stock of the Borrower and, in connection therewith, the settlement in cash of any Permitted Debt required to avoid the issuance of fractional shares of common stock or (B) with the cash proceeds of (1) an Equity Offering, (2) Permitted Refinancing Debt or (3) any asset sale to the extent not required by this Agreement to be applied to repayment of Indebtedness and a concurrent reduction in the Commitments;”

Section 3. Waivers to Credit Agreement.

3.1 Waiver of Section 9.02(h)(i). The Borrower has advised the Administrative Agent that the Borrower intends to issue certain notes (“Note Issuance”). Pursuant to Section 9.02(h)(i), the Borrower is required to provide the Administrative Agent with written notice of the Note Issuance and the amount thereof and the anticipated closing date, together with copies of certain documents, not less than ten Business Days prior thereto (the “Notice Requirement”). The Borrower has notified the Administrative Agent that the Borrower will not be able to satisfy the Notice Requirement in connection with the Note Issuance, Accordingly, the Borrower hereby requests, and the Majority Lenders hereby agree to waive the Notice Requirement with respect to the Note Issuance; provided, however that such waiver shall only apply to the Notice Requirement and shall not constitute a waiver of the Borrower’s obligation to satisfy each other requirement of Section 9.02(h) with respect to the Note Issuance or any other obligation associated therewith. Except as expressly waived herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.

3.2 Waivers Limited. Except to the extent specifically stated in Section 3.1 of this Amendment and for no other purpose or period, neither the execution by the Administrative Agent or the Lenders of this Second Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a

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waiver by the Administrative Agent or the Lenders of any other defaults which may exist, which may have occurred prior to the date hereof, or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provision waived hereunder (collectively “Other Violations”). Similarly, nothing contained in this letter shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, (b) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.

Section 4. Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Effective Date”):

4.1 The Administrative Agent shall have received from the Majority Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

4.2 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Amendment.

4.3 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations

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and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.4 No Oral Agreement. This Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

5.5 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	BILL BARRETT CORPORATION

	By:	/s/ Robert W. Howard
Robert W. Howard
Chief Financial Officer

GUARANTORS:	BILL BARRETT PRODUCTION COMPANY

	By:	/s/ Robert W. Howard
Robert W. Howard
Chief Financial Officer

BILL BARRETT PROPERTIES INC.

	By:	/s/ Robert W. Howard
Robert W. Howard
Chief Financial Officer

CIRCLE B LAND COMPANY LLC

	By:	/s/ Fredrick J. Barrett
Fredrick J. Barrett
Manager

BILL BARRETT CBM CORPORATION

	By:	/s/ Robert W. Howard
Robert W. Howard
Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT

BILL BARRETT CBM, LLC By: Bill Barrett CBM Corporation, as manager

By:	/s/ Robert W. Howard
Robert W. Howard
Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ J. Scott Fowler
J. Scott Fowler
Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ J. Scott Fowler
J. Scott Fowler
Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	DEUTSCHE BANK TRUST COMPANY AMERICAS

	By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Vice President

	By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Stephen J. Hoffman
	Name:	Stephen J. Hoffman
	Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	BMO CAPITAL MARKETS FINANCING, INC. f/k/a Harris Nesbitt Financing, Inc.

	By:	/s/ Mary Lou Allen
	Name:	Mary Lou Allen
	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	FORTIS CAPITAL CORP.

	By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Director

	By:	/s/ Ilene Fowler
	Name:	Ilene Fowler
	Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	SUNTRUST BANK

	By:	/s/ James Warren
	Name:	James Warren
	Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	UNION BANK OF CALIFORNIA, N.A.

	By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	COMERICA BANK

	By:	/s/ Rebecca L. Wilson
	Name:	Rebecca L. Wilson
	Title:	Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	COMPASS BANK

	By:	/s/ Murray E. Brasseux
	Name:	Murray E. Brasseux
	Title:	Executive Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	GOLDMAN SACHS CREDIT PARTNERS L.P.

	By:	/s/ Jaime Weisfelner
	Name:	Jaime Weisfelner
	Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc.

	By:	/s/ Randall F. Hornick
	Name:	Randall F. Hornick
	Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	CREDIT SUISSE

	By:	/s/ Vanessa Gomez
	Name:	Vanessa Gomez
	Title:	Director

	By:	/s/ Morenikeji Ajayi
	Name:	Morenikeji Ajayi
	Title:	Associate

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Oleo Logan
	Name:	Oleo Logan
	Title:	Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

LENDER:	BANK OF SCOTLAND plc

	By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

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